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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date or earliest event reported): May 7, 2001

                            CTI Group (Holdings) Inc.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                      000-10560                    51-0308583
------------------             -----------------            --------------------
(State or other                   (Commission                  (IRS Employer
  jurisdiction                    File Number)              Identification  No.)
of incorporation)


           333 North Alabama Street, Suite 240, Indianapolis, IN    46204
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              (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number, including area code: (317)262-4666

                  2550 Eisenhower Avenue, Norristown, PA 19403
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 4. Changes in Registrant's Certifying Accountant

         On May 7, 2001 the Company decided to hire Price Waterhouse Coopers LLP as its independent auditors to replace Olive LLP. During the previous two years, Olive LLP's reports on the Company's financial statements did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         The decision to change accountants was approved by the Company's Audit Committee. During the Company's two most recent fiscal years and any subsequent interim periods there were no disagreements with Olive LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.


Item 7. Financial Statements and Exhibits


Exhibits

      Exhibit Numbers                         Description
      ---------------                         -----------


        3.1(i)                        Articles of Incorporation as amended
        3.1(ii)                       By-Laws as amended
        16                            Letter from Olive LLP


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CTI Group (Holdings) Inc.


Date: May 7, 2001                 By   /s/Anthony P. Johns
                                       ---------------------------------------
                                  Name: Anthony P. Johns
                                  Title: President and Chief Executive Officer